Title 1 1. Footnote. Blue Hills Bancorp, Inc. Investor Presentation Transforming Into a Full-Service Community Bank June 21, 2016

Forward-Looking Statements This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statement contained in the PSLRA. The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: our ability to implement successfully our business strategy, which includes significant asset and liability growth; changes that could adversely affect the business in which the Company and the Bank are engaged; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services. For additional information on some of the risks and important factors that could affect the Company’s future results and financial condition, see “Risk Factors” in the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The forward- looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. 2

History Bank chartered in 1871 Known as Hyde Park Savings Bank for many years Operated as a “plain vanilla” mutual bank ● Took deposits ● Invested in securities ● Some mortgage lending, mainly CRA Suffered securities losses during the financial crisis 3 Legacy Initial Actions Board decided on a significant change in strategic direction Hired Bill Parent as CEO in 2010 Bank was rebranded to Blue Hills Bank in 2011 Strategic initiatives were established and a new management team was assembled Explored mergers with other mutual savings banks, but discovered a lack of willing partners Public company phase Decision to proceed with a mutual-to-stock conversion Stock offering completed in July 2014 First buyback program completed; second announced in February 2016 Quarterly dividend initiated in July 2015

Key Transformation Initiatives 4 Risk management Critical priority with dynamic model change Disciplined credit and operational risk focus Controlled interest rate risk Business capabilities Residential lending/mortgage banking Diversified commercial lender Cash management and deposit products Delivery channels Broader product offerings Repositioned and expanding branch network Emerging alternative delivery channels Increase brand awareness

Accomplishments to Date Experienced leadership team Upgraded infrastructure Diversified the loan portfolio Significantly increased loan origination capabilities Improved the deposit mix and lowered funding costs Added core deposits through Nantucket acquisition and de novo branch expansion Improved contribution from net interest income/margin and fee income Maintained strong asset quality 5

Experienced Leadership Team 6 Executive Title Year JoinedBlue Hills Bank William Parent President, Chief Executive Officer 2010 Jim Kivlehan EVP, Chief Financial Officer* 2013 Thomas O’Leary EVP, Commercial Banking 2011 Robert Driscoll SVP, Residential Lending 1996 Carol Dubé SVP, Chief Information Officer 2011 Cheryl Haynes SVP, Human Resources 2015 Karen Marryat SVP, Chief Marketing Officer 2010 Lauren Messmore SVP, Corporate Strategy 2012 Thomas Sommerfield SVP, Chief Risk Officer 2011 *Also responsible for retail banking.

Expanding Footprint 7 Blue Hills Bank branch Loan production office Nantucket Bank branch Coming 3Q2016

Asset Growth Driven by Loans 8 Total assets ($ million) Net loans ($ million) $911 $971 $1,229 $1,314 $1,728 $2,114 0 500 1,000 1,500 2,000 2,500 $202 $277 $488 $765 $1,133 $1,523 0 500 1,000 1,500 2,000 2,500

Loan Diversification 9 Loan composition at 12/31/15 Residential 39% Home equity 5% CRE 37% C&I 11% Construction 6% Consumer 2% Loan composition at 12/31/10 $1.5 billion $204 million Residential 94% Other Loans 6%

Loan Origination Volume 10 Residential mortgages ($ million) Commercial & construction loans ($ million) 108 186 171 29570 119 72 30 $0 $2 $178 $305 $243 $325 0 100 200 300 400 500 2010 2011 2012 2013 2014 2015 Originations Purchases 56 46 77 72 171 236 13 88 89 104 66 36 $69 $134 $166 $176 $237 $272 0 100 200 300 400 500 2010 2011 2012 2013 2014 2015 Originations Purchases

Securities Diversification 11 Securities portfolio at 12/31/15 US Agency 7% MBS & CMO 39% Asset backed 6%State & municipal 4% Corporate 33% Mutual funds 11% Securities portfolio at 12/31/10 $432 million $544 million MBS & CMO 24% US Agency & Treasury 47% Corporate 29%

Low-Cost Deposit Growth 12 Deposits ($ million) NOW & Demand 10% Savings 23% Money market 2% CDs 65% Deposit composition At 12/31/10 At 12/31/15 NOW & Demand 20% Savings 20% Money market 29% CDs 31% Cost of deposits: 1.60% in 2010  0.59% in 2015 $754 $756 $818 $915 $1,213 $1,434 0 500 1,000 1,500 2,000 2,500

Net Interest Income has Doubled Bank maintains an asset-sensitive interest rate risk position Two thirds of loans are adjustable or floating rate CRE loans are LIBOR-based Not booking long-term, fixed-rate commercial loans 13 Net interest income ($ millions) and net interest margin (%) $25.1 $42.4 $49.62.24% 2.81% 2.83% 0 10 20 30 40 50 60 70 2013 2014 2015

Improving Core Fee Income Core fee income components Deposit account fees Interchange and ATM fees Mortgage banking revenue Loan-level derivative income (CRE loan swaps) 14 Core fee income ($ millions) $2.7 $4.1 $4.2 $5.2 0 1 2 3 4 5 6 7 8 9 10 2012 2013 2014 2015

Investments in Infrastructure 15 Core noninterest expense* ($ millions) and employees at period end (#) *Core noninterest expense excludes one-time costs related to the charitable foundation, mutual-to-stock conversion, Nantucket acquisition and restructuring of incentive and benefit plans. Infrastructure investments Upgrading of senior management, staff and branch facilities Retail repositioning, including the acquisition of Nantucket Bank which added 3 branches and 43 employees Growth of mortgage business Commercial lending business built from scratch Brand change and awareness initiatives Public company, risk and compliance management Equity plan rollout $17.4 $21.0 $26.3 $29.2 $40.6 $44.1 103 122 141 147 202 209 0 10 20 30 40 50 60 70 2010 2011 2012 2013 2014 2015 Core noninterest expense Headcount

Earnings Momentum 16 $000 2015 2014 2013 Net interest and dividend income $49,557 $42,377 $25,121 Realized securities gains and impairment losses, net 1,968 2,515 4,999 Other noninterest income 6,711 5,606 6,140 Total revenue 58,236 50,498 36,260 Noninterest expense 44,082 40,589 29,215 Pre-tax, pre-provision earnings 14,154 9,909 7,045 Provision for loan losses 4,090 3,381 4,094 Pre-tax income before nonrecurring items $10,064 $6,528 $2,951 Nonrecurring items: Bank-owned life insurance death benefit gains Incentive and benefit plan restructuring expenses Pension curtailment gain Nantucket Bank acquisition expenses Mutual-to-stock conversion expenses Charitable foundation contribution 182 — 1,304 (950) (869) (7,000) 1,872 (1,677) — (583) (184) — Net nonrecurring items — (7,333) (572) Income (loss) before income taxes, GAAP 10,064 (805) 2,379 Provision (benefit) for income taxes 2,837 (622) (284) Net income (loss) $7,227 ($183) $2,663

Strong Credit Quality, Coverage 17 Loan loss reserve, % of total loans Note: Net chargeoffs for last three  years combined were $13,000. 1.21% 1.25% 1.13% 1.25% 1.13% 1.11% 0.0% 0.5% 1.0% 1.5% 2.0%

Challenges and Opportunities Ahead 18 Improve returns and financial ratios Generate operating leverage Closely manage rate risk position Grow core deposit funding Grow small business and commercial deposits Open de novo branches in select markets Disciplined acquisitions Diversify asset generation capabilities Maintain credit focus Diversify portfolio risk parameters Expand mortgage banking capabilities Deploy excess capital Organic growth Buybacks Dividends M&A opportunities Enhance franchise value Continue brand awareness progress Manage talent development and retention

Appendix First Quarter 2016 Data 19

Balance Sheet

$000	Mar. 31, 2016	Dec. 31, 2015	Mar. 31, 2015	% change: Mar. 2016 vs. Dec. 2015	% change: Mar. 2016 vs. Mar. 2015
Cash and equivalents	$32,009	$33,298	$37,011	-4%	-14%
Securities available for sale, at fair value	237,669	231,690	429,551	+3%	-45%
Securities held to maturity, at amortized cost	196,578	200,141	—	-2%	NM
FHLB stock, at cost	16,137	13,567	11,702	+19%	+38%
Loans held for sale	3,926	12,877	17,681	-70%	-78%
Total loans	1,586,957	1,540,377	1,179,005	+3%	+35%
Allowance for loan losses	(16,985)	(17,102)	(13,238)	-1%	+28%
Loans, net	1,569,972	1,523,275	1,165,767	+3%	+35%
Premises and equipment, net	20,099	20,015	18,869	-%	+7%
Accrued interest receivable	5,588	5,344	4,793	+5%	+17%
Goodwill and core deposit intangible	11,443	11,785	12,955	-3%	-12%
Net deferred tax asset	8,774	10,665	5,172	-18%	+70%
Bank-owned life insurance	31,883	31,626	30,848	+1%	+3%
Other assets	28,150	20,060	23,535	+40%	+20%
Total assets	$2,162,228	$2,114,343	$1,757,884	+2%	+23%
Deposits	1,484,605	1,433,849	1,221,210	+4%	+22%
Short-term borrowings	170,000	205,000	70,000	-17%	+143%
Long-term debt	85,000	55,000	35,000	+55%	+143%
Other liabilities	29,067	21,665	16,730	+34%	+74%
Stockholders' equity	393,556	398,829	414,944	-1%	-5%
Total liabilities and stockholders' equity	$2,162,228	$2,114,343	$1,757,884	+2%	+23%

20

Blue Hills Bancorp, Inc.

21 Quarters ended % change $000 except per share data Mar. 31, 2016 Dec. 31, 2015 Mar. 31, 2015 Mar. 2016 vs. Dec. 2015 Mar. 2016 vs. Mar. 2015 Net interest and dividend income $13,201 $14,572 $10,665 -9% +24% Provision for loan losses (27) 1,949 279 NM NM Net interest and dividend income, after provision 13,228 12,623 10,386 +5% +27% Noninterest income 1,377 2,324 2,184 -41% -37% Noninterest expense 12,068 11,948 10,626 +1% +14% Income before income taxes 2,537 2,999 1,944 -15% +31% Provision for income taxes 870 587 638 +48% +36% Net income $1,667 $2,412 $1,306 -31% +28% Earnings per common share: Basic $0.07 $0.09 $0.05 Diluted $0.07 $0.09 $0.05 Income Statement

22 % change $000 Mar. 31, 2016 Dec. 31, 2015 Mar. 31, 2015 Mar. 2016 vs. Dec. 2015 Mar. 2016 vs. Mar. 2015 Loans 1-4 family residential $621,801 $602,138 $463,334 +3% +34% Home equity 80,571 77,633 63,276 +4% +27% Commercial real estate 586,151 559,609 405,670 +5% +45% Construction 92,481 79,386 59,513 +17% +55% Total real estate loans 1,381,004 1,318,766 991,793 +5% +39% Commercial business 168,976 182,536 154,367 -7% +10% Consumer 36,977 39,075 32,845 -5% +13% Total loans $1,586,957 $1,540,377 $1,179,005 +3% +35% Deposits NOW and demand 285,391 288,143 256,746 -1% +11% Regular savings 203,586 287,344 301,932 -1% -6% Money market 408,951 368,050 269,164 +11% +52% Certificates of deposit 329,012 311,978 310,672 +6% +6% Brokered money market 46,673 41,807 23,991 +12% +95% Brokered certificates of deposit 131,352 136,527 58,705 -4% +124% Total deposits $1,484,605 $1,433,849 $1,221,210 +4% +22% Loans / total deposits 107% 107% 97% Loans / customer deposits 122% 123% 104% Loans and Deposits

23 At or for the quarters ended $000 except per share data Mar. 31, 2016 Dec. 31, 2015 Mar. 31, 2015 Performance ratios ROA 0.31% 0.48% 0.30% ROE 1.69% 2.38% 1.28% Efficiency ratio 83% 70% 83% Asset quality Nonperforming assets $10,941 $10,744 $4,766 Nonperforming assets / total assets 0.51% 0.51% 0.27% Allowance for loan losses / total loans 1.07% 1.11% 1.12% Allowance for loan losses / nonperforming loans 155% 159% 278% Net chargeoffs (recoveries) $90 $ (71) $14 Net chargeoffs (recoveries) / average loans, annualized 0.02% (0.02%) -% Capital metrics Common shares outstanding 27,786,642 28,492,732 28,466,813 Book value per share $14.16 $14.00 $14.58 Tangible book value per share $13.75 $13.58 $14.12 Tangible common equity / tangible assets 17.8% 18.4% 23.0% Financial Highlights